UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 28, 2006 (September 22, 2006)

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 25, 2006, in connection with the completion of the previously announced transactions to consolidate the ownership and control of Mobile Satellite Ventures LP (“MSV”), we entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of May 6, 2006, with Motient Corporation (“Motient”), pursuant to which we agreed to file a registration statement with the SEC relating to the resale of 14,407,343 shares of our common stock issued to Motient pursuant to the Exchange Agreement dated as of May 6, 2006 by and between us, Motient and Motient Ventures Holding Inc. (“Motient Holding”). A copy of the Registration Rights Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In addition, on September 25, 2006, we, our MSV Investors LLC subsidiary (“MSV Investors”), Motient, Motient Holding, funds affiliated with Columbia Capital and Spectrum Equity Investors (collectively, the “Blocker Corporations”) and a sufficient number of the limited partners of MSV entered into Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of MSV (“Amendment No. 1”). Amendment No. 1 amended, effective immediately, certain provisions of the existing Amended and Restated Limited Partnership Agreement of MSV, including provisions relating to the exchange agreements and the maintenance of the books of account for the limited partnership. A copy of Amendment No. 1 is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On September 25, 2006, we, MSV Investors, Motient, Motient Holding, the Blocker Corporations and a sufficient number of the stockholders of Mobile Satellite Ventures GP, Inc., the general partner of MSV (“MSV GP”), entered into Amendment No. 4 to the Amended and Restated Stockholders’ Agreement of MSV GP (“Amendment No. 4”). Amendment No. 4 amended, effective immediately, certain provisions of the existing Amended and Restated Stockholders Agreement of MSV GP relating to the transfer of shares. A copy of Amendment No. 4 is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

In connection with, among other things, the closing of the transactions described in this Form 8-K, on September 22, 2006, the Compensation Committee of our board of directors approved the award and payment of discretionary cash bonuses to our Senior Vice President, General Counsel and Secretary, Robert C. Lewis, and to our Controller and Treasurer, Craig J. Kaufmann, in the amounts of $765,000 and $675,000, respectively, less applicable taxes and withholdings.

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 25, 2006, we completed the closing of the previously announced transactions to consolidate the ownership and control of MSV. Prior to the completion of those transactions, we were an active participant in MSV through our subsidiary, MSV Investors, which owned approximately 20% of the limited partnership interests of MSV on a fully diluted basis. At the closing, we issued approximately 39.6 million shares of our common stock to Motient, other limited partners of MSV and the minority stakeholders in MSV Investors, including 25.5 million shares of our non-voting common stock to Motient. As a result of the transactions completed on September 25, 2006, we now own approximately 52% of the outstanding limited partnership interests of MSV and approximately 78% of the outstanding common stock of MSV GP, each on a fully-diluted basis. We now also own 100% of the outstanding equity interests of MSV Investors. In connection with these transactions, we may acquire additional limited partnership interests in MSV from Motient, which, if acquired, would result in us owning approximately 70% of the limited partnership interests of MSV.

Section 8 – Other Events

Item 8.01.	Other Events.

Effective September 25, 2006, in connection with the completion of the previously announced transactions to consolidate the ownership and control of MSV, the three designees of the Motient Corporation to the board of directors of MSV GP resigned and were replaced by three individuals designated by the board of directors of SkyTerra.

On September 25, 2006, we issued a press release announcing that we have completed the closing of the previously announced transactions to consolidate the ownership and control of MSV. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	The following audited financial statements of MSV are filed as Exhibit 99.2 and incorporated herein by reference:

Independent Auditors’ Report

Consolidated Balance Sheets as of December 31, 2004 and 2005

Consolidated Statements of Operations for the years ended December 31, 2003, 2004 and 2005

Consolidated Statements of Partners’ Equity (Deficit) for the years ended December 31, 2003, 2004 and 2005

Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2004 and 2005

Notes to Consolidated Financial Statements

(ii)	The following interim financial statements of MSV are filed as Exhibit 99.3 and incorporated herein by reference:

Consolidated Balance Sheets as of June 30, 2006 (Unaudited) and December 31, 2005

Consolidated Statements of Operations (Unaudited) for the three and six months ended June 30, 2006 and 2005

Consolidated Statements of Cash Flows (Unaudited) for the six months ended June 30, 2006 and 2005

Notes to Consolidated Financial Statements (Unaudited)

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements and related notes thereto are filed as Exhibit 99.4 and incorporated by reference herein:

Overview

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2006

Pro Forma Condensed Combined Balance Sheet as of June 30, 2006

(d)	Exhibits.

Number	Description
10.1	Registration Rights Agreement, dated as of September 25, 2006, by and between SkyTerra Communications, Inc. and Motient Corporation.

10.2	Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of Mobile Satellite Ventures LP, dated as of September 25, 2006

10.3	Amendment No. 4 to the Amended and Restated Stockholders’ Agreement of Mobile Satellite Ventures GP, Inc., dated as of September 25, 2006

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release of SkyTerra Communications, Inc., dated September 25, 2006.

99.2	Consolidated Balance Sheets of Mobile Satellite Ventures LP as of December 31, 2004 and 2005; Consolidated Statements of Operations of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; Consolidated Statements of Partners’ Equity (Deficit) of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; Consolidated Statements of Cash Flows of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; and Notes to Consolidated Financial Statements of Mobile Satellite Ventures LP.

99.3	Consolidated Balance Sheets of Mobile Satellite Ventures LP as of June 30, 2006 (unaudited) and December 31, 2005; Consolidated Statements of Operations (Unaudited) of Mobile Satellite Ventures LP for the three and six months ended June 30, 2006 and 2005; Consolidated Statements of Cash Flows (Unaudited) of Mobile Satellite Ventures LP for the six months ended June 30, 2006 and 2005; and Notes to Consolidated Financial Statements (Unaudited) of Mobile Satellite Ventures LP.

99.4	Unaudited Pro Forma Condensed Combined Statements of Operations of SkyTerra Communications, Inc. for the year ended December 31, 2005 and six months ended June 30, 2006 and related notes thereto; and Unaudited Pro Forma Condensed Combined Balance Sheet of SkyTerra Communications, Inc. as of June 30, 2006 and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 28, 2006

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ CRAIG J. KAUFMANN
Name:	Craig J. Kaufmann
Title:	Controller and Treasurer

EXHIBIT INDEX

Number	Description
10.1	Registration Rights Agreement, dated as of September 25, 2006, by and between SkyTerra Communications, Inc. and Motient Corporation.

10.2	Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of Mobile Satellite Ventures LP, dated as of September 25, 2006

10.3	Amendment No. 4 to the Amended and Restated Stockholders’ Agreement of Mobile Satellite Ventures GP, Inc., dated as of September 25, 2006

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press Release of SkyTerra Communications, Inc., dated September 25, 2006.

99.2	Consolidated Balance Sheets of Mobile Satellite Ventures LP as of December 31, 2004 and 2005; Consolidated Statements of Operations of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; Consolidated Statements of Partners’ Equity (Deficit) of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; Consolidated Statements of Cash Flows of Mobile Satellite Ventures LP for the years ended December 31, 2003, 2004 and 2005; and Notes to Consolidated Financial Statements of Mobile Satellite Ventures LP.

99.3	Consolidated Balance Sheets of Mobile Satellite Ventures LP as of June 30, 2006 (unaudited) and December 31, 2005; Consolidated Statements of Operations (Unaudited) of Mobile Satellite Ventures LP for the three and six months ended June 30, 2006 and 2005; Consolidated Statements of Cash Flows (Unaudited) of Mobile Satellite Ventures LP for the six months ended June 30, 2006 and 2005; and Notes to Consolidated Financial Statements (Unaudited) of Mobile Satellite Ventures LP.

99.4	Unaudited Pro Forma Condensed Combined Statements of Operations of SkyTerra Communications, Inc. for the year ended December 31, 2005 and six months ended June 30, 2006 and related notes thereto; and Unaudited Pro Forma Condensed Combined Balance Sheet of SkyTerra Communications, Inc. as of June 30, 2006 and related notes thereto.